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                                                                    EXHIBIT 10.2


                     IN THE UNITED STATES BANKRUPTCY COURT

                          FOR THE DISTRICT OF DELAWARE


In re                                 )         Chapter 11
                                      )
MARINER HEALTH GROUP, INC.,           )         Case No.   00-215(MFW)
a Delaware corporation,               )
                                      )         (Jointly Administered
and affiliates,                       )          Case Nos. 00-215(MFW)
                                      )          through   00-301(MFW),
               Debtors.               )          inclusive)

         STIPULATION RE DISPOSITION OF "OBJECTION BY SOUTHTRUST BANK,
              NATIONAL ASSOCIATION, TO DEBTORS' MOTION FOR ORDER
         AUTHORIZING POSTPETITION FINANCING AND AUTHORIZING DEBTORS'
                  USE OF CASH COLLATERAL"; AND ORDER THEREON
                  ------------------------------------------

          THIS STIPULATION (the "Stipulation") is entered into by and among SouthTrust Bank, National Association ("SouthTrust"); Mariner Health Group, Inc. and its affiliated entities which are the debtors in possession in the above-captioned chapter 11 cases (the "Mariner Health Debtors"); and the post-petition lenders (the "DIP Lenders") to the Mariner Health Debtors pursuant to that certain "Interim Order (i) Authorizing Postpetition Financing Pursuant to 11 U.S.C. section 364 (the "DIP Financing"), (ii) Granting Senior Liens and Superpriority Administrative Expense Claim Status Pursuant to 11 U.S.C. sections 105, 364, 503(b) and 507, (iii) Authorizing Use of Cash Collateral Pursuant to 11 U.S.C. section 363, (iv) Granting Adequate Protection Pursuant to 11 U.S.C. sections 363 and 364, and (v) Scheduling a Final Hearing Pursuant to Bankruptcy Rule 4001(b) and (c)" dated January 18, 2000 (the "Interim Financing Order"); with reference to the following facts and recitations:
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          A.  On January 18, 2000, the date of the commencement of these chapter 11 cases (the "Petition Date"), the Mariner Health Debtors filed the "Debtors' Emergency Motion for the Entry of an Interim Order (i) Authorizing Postpetition Financing Pursuant to 11 U.S.C. Section 364, (ii) Granting Senior Liens and Superpriority Administrative Expense Claim Status Pursuant to 11 U.S.C. Sections 105, 364, 503(b) and 507, (iii) Authorizing Use of Cash Collateral Pursuant to 11 U.S.C. Section 363, (iv) Granting Adequate Protection Pursuant to 11 U.S.C. Sections 363 and 364, and (v) Scheduling a Final Hearing Pursuant to Bankruptcy Rules 4001(b) and (c)" (the "Financing Motion").

          B. In addition, on the Petition Date, the Debtors filed the "Debtors' Emergency Motion Pursuant to Sections 361 and 363 of the Bankruptcy Code and Rule 4001 for an Interim Order (i) Authorizing the Use of 'Third Party Lenders' Cash Collateral, (ii) Granting Adequate Protection Therefor and (iii) Scheduling a Final Hearing" (the "Cash Collateral Motion").

          C. After a hearing on January 18, 2000, this Court entered both the Interim Financing Order and its order granting interim relief with respect to the Cash Collateral Motion.

          D. On February 11, 2000, SouthTrust filed its timely objection (the "Objection") to the Financing Motion and to the Cash Collateral Motion.

          E. SouthTrust, the Mariner Health Debtors, and the DIP Lenders are engaged in discussions seeking to resolve the matters raised by the Objection and are hopeful that they will reach agreement. In light of those discussions, the parties
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have agreed to preserve their respective rights, remedies, and defenses in the manner describe in this Stipulation.

          NOW, THEREFORE, IT IS HEREBY STIPULATED AND AGREED by and among the parties hereto, through their respective counsel of record, as follows:

          1. Proceedings with respect to the Objection shall be adjourned to March 8, 2000, at 11:30 a.m., or to such other date and time on or before March 17, 2000 as shall be set by the Court (the "Adjourned Hearing").

          2. Notwithstanding the Objection, the Court may enter final orders approving the Financing Motion and the Cash Collateral Motion; provided, that
                                                               --------
the entry of such final orders shall be without prejudice to SouthTrust's Objection, and SouthTrust shall reserve and retain its right to assert at the Adjourned Hearing each ground for the Objection as set forth therein. The Mariner Debtors and the DIP Lenders reserve and retain their respective rights to oppose the Objection and each ground set forth therein. The DIP Lenders also reserve their right to terminate the DIP Financing if the Objection is sustained in whole or in part.

          3. Nothing contained in this Stipulation shall create any rights, remedies, or defenses in favor of any party in interest that is not a party to this Stipulation.

          4. Nothing contained in this Stipulation shall constitute, or be deemed to constitute, an admission on the part of any party hereto.
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DATED: February 15, 2000                  -------------------------------------
                                          BRETT D. FALLON (Del. Bar #2480),
                                          SMITH, KATZENSTEIN & FURLOW LLP
                                          800 Delaware Avenue
                                          P.O. Box 410
                                          Wilmington, DE  19899
                                          Telephone: (302) 652-8400

                                                - and -

                                          JAMES J. ROBINSON,
                                          BURR & FORMAN LLP
                                          3100 SouthTrust Tower
                                          P.O. Box 830719
                                          Birmingham, AL  35283-0719
                                          Telephone: (205) 251-3000

                                          Attorneys for SouthTrust


DATED: February 15, 2000                  -------------------------------------
                                          BONNIE GLANTZ FATELL (Del. Bar #3809)
                                          BLANK ROME COMINSKY & MCCAULEY LLP
                                          1201 Market Street, Suite 2100
                                          Wilmington, DE 19801
                                          Telephone: (302) 425-6400

                                              - and -

                                          JOEL B. ZWEIBEL
                                          PETER V. PANTALEO
                                          O'MELVENY & MYERS LLP
                                          153 East 53rd Street
                                          New York, NY 10022
                                          (212) 326-2000

                                          Attorneys for the DIP Lenders
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DATED: February 15, 2000         -------------------------------------------
                                 ISAAC M. PACHULSKI (CA Bar #62337),
                                 JEFFREY H. DAVIDSON (CA Bar #73980), and
                                 K. JOHN SHAFFER (CA Bar #153729), Members of
                                 STUTMAN, TREISTER & GLATT
                                 PROFESSIONAL CORPORATION
                                 3699 Wilshire Boulevard, 9th Floor
                                 Los Angeles, California 90010
                                 Telephone: (213) 251-5100
                                 Facsimile: (213) 251-5288

                                 Proposed Reorganization Counsel for
                                 Debtors and Debtors in Possession


                                      - and -

                                 -------------------------------------------
                                 MARK COLLINS (Del. Bar #2981),
                                 RICHARDS, LAYTON & FINGER, P.A.
                                 One Rodney Square
                                 P.O. Box 551
                                 Wilmington, DE  19899
                                 Telephone: (302) 658-6541
                                 Facsimile: (302) 658-6548

                                 Proposed Reorganization Co-Counsel for
                                 Debtors and Debtors in Possession


     SO ORDERED this         day of February, 2000.
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                                    UNITED STATES BANKRUPTCY JUDGE